UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008

Centillium Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

255 Fourier Avenue
Fremont, California    94539
(Address of principal executive offices including zip code)

(510) 771-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On February 13, 2008, Centillium Communications, Inc. ("Centillium") completed the sale of certain fixed and certain intangible assets comprising its digital subscriber line business (the "DSL Business") to Ikanos Communications, Inc. ("Ikanos"). Upon closing of the transaction, Ikanos paid Centillium $12,000,000 in cash consideration, which was determined, based on an arms length negotiation. Cash proceeds will be reduced by $950,000 in transaction costs, $500,000 in contingency payments and $1.8 million, or fifteen percent (15%) of the purchase price which will be held in an escrow for one year as security for certain indemnification obligations of Centillium including breaches of representations and warranties made by Centillium.

In connection with the transaction, Centillium and Ikanos entered into several ancillary agreements, including a transition services agreement and cross license agreement.

Item 9.01    Financial Statements and Exhibits.

(b)   Pro forma financial information

The following unaudited pro forma consolidated financial statements and notes hereto are filed herewith as Exhibit 99.1 and are incorporated here in by this reference:

1.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2007.
2.	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the fiscal year ended December 31, 2006.
3.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007.
4.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

This unaudited pro forma financial information should be read in conjunction with the Centillium 2006 Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 16, 2007 and the Centillium Quarterly Report on Form 10-Q for the period ended September 30, 2007 filed with the Securities and Exchange Commission on November 8, 2007.

(d)   Exhibits

Exhibit No.	Description
Exhibit 2.1

Asset Purchase Agreement dated January 15, 2008 between Ikanos Communications, Inc. and Centillium Communications, Inc. (Filed with the Securities and Exchange Commission on Centillium's Current Report on Form 8-K on January 18, 2008.)

Exhibit 99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Centillium Communications, Inc.

By:	/s/ Linda Reddick

Linda Reddick
Chief Financial Officer

Dated: February 20, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1

Asset Purchase Agreement dated January 15, 2008 between Ikanos Communications, Inc. and Centillium Communications, Inc. (Filed with the Securities and Exchange Commission on Centillium's Current Report on Form 8-K on January 18, 2008.)

Exhibit 99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements (PDF format provided as a courtesy)